UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	52-0904874

(State of incorporation or organization)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110

(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: Not applicable

Securities to be registered pursuant to Section 12(g) of the Act:

Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCI)
5% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCKK)
Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCG)
5.1% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCH)
5.79% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCK)
Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCL)
Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCM)
Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCN)
5.81% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCO)
6% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCP)
Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCJ)
5.7% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCKP)
Variable Rate, Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCCS)
6.42% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCCT)
5.9% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKO)
5.57% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKM)
5.66% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKN)
6.02% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKL)
6.55% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKI)
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKJ)

Explanatory Note.

On June 28, 2010, Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) providing notification of the withdrawal of Freddie Mac’s common stock and 20 classes of its preferred stock from listing on the New York Stock Exchange (the “NYSE”) and registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Freddie Mac is filing this Form 8-A to register under Section 12(g) of the Exchange Act the classes of preferred stock that previously were listed on the NYSE and registered under Section 12(b) of the Exchange Act.

This Form 8-A does not include Freddie Mac’s common stock because the common stock was previously registered under Section 12(g) of the Exchange Act pursuant to the Registration Statement on Form 10 (File No. 000-53330) (the “Registration Statement on Form 10”) filed by Freddie Mac with the SEC on July 18, 2008.

Item 1.  Description of Registrant’s Securities to be Registered.

As set forth in the table below, the description of each class of preferred stock is contained in the applicable Certificate of Designation, which description is incorporated herein by reference. The Certificates of Designation are filed as exhibits to the Registration Statement on Form 10.

Security	Certificate of Designation	Registration Statement Exhibit No.

Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCI)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated April 23, 1996	4.2

5% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCKK)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5% Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 1998	4.4

Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCG)	Amended and Restated Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated September 29, 1998	4.6

5.1% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCH)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.1% Non-Cumulative Preferred Stock (par value $1.00 per share), dated September 23, 1998	4.5

5.79% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCK)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.79% Non-Cumulative Preferred Stock (par value $1.00 per share), dated July 21, 1999	4.9

Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCL)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated November 5, 1999	4.10

Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCM)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated January 26, 2001	4.11

Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCN)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 2001	4.12

5.81% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCO)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.81% Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 2001	4.13

6% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCP)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6% Non-Cumulative Preferred Stock (par value $1.00 per share), dated May 30, 2001	4.15

Variable Rate, Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCCJ)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated May 30, 2001	4.14

5.7% Non-Cumulative Preferred Stock, par value $1.00 per share (OTC: FMCKP)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.7% Non-Cumulative Preferred Stock (par value $1.00 per share), dated October 30, 2001	4.16

Variable Rate, Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCCS)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 17, 2006	4.18

6.42% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCCT)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.42% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 17, 2006	4.19

5.9% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKO)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.9% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated October 16, 2006	4.20

5.57% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKM)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.57% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated January 16, 2007	4.21

5.66% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKN)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.66% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated April 16, 2007	4.22

6.02% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKL)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.02% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 24, 2007	4.23

6.55% Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKI)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.55% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated September 28, 2007	4.24

Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (OTC: FMCKJ)	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated December 4, 2007	4.25

Item 2.  Exhibits.

The following exhibits are being filed as part of this registration statement on Form 8-A:

Exhibit No.	Description

99.1	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated April 23, 1996, incorporated by reference to Exhibit 4.2 of the Registration Statement on Form 10 as filed on July 18, 2008

99.2	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5% Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 1998, incorporated by reference to Exhibit 4.4 of the Registration Statement on Form 10 as filed on July 18, 2008

99.3	Amended and Restated Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated September 29, 1998, incorporated by reference to Exhibit 4.6 of the Registration Statement on Form 10 as filed on July 18, 2008

99.4	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.1% Non-Cumulative Preferred Stock (par value $1.00 per share), dated September 23, 1998, incorporated by reference to Exhibit 4.5 of the Registration Statement on Form 10 as filed on July 18, 2008

99.5	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.79% Non-Cumulative Preferred Stock (par value $1.00 per share), dated July 21, 1999, incorporated by reference to Exhibit 4.9 of the Registration Statement on Form 10 as filed on July 18, 2008

99.6	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated November 5, 1999, incorporated by reference to Exhibit 4.10 of the Registration Statement on Form 10 as filed on July 18, 2008

99.7	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated January 26, 2001, incorporated by reference to Exhibit 4.11 of the Registration Statement on Form 10 as filed on July 18, 2008

99.8	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 2001, incorporated by reference to Exhibit 4.12 of the Registration Statement on Form 10 as filed on July 18, 2008

99.9	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.81% Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 2001, incorporated by reference to Exhibit 4.13 of the Registration Statement on Form 10 as filed on July 18, 2008

99.10	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6% Non-Cumulative Preferred Stock (par value $1.00 per share), dated May 30, 2001, incorporated by reference to Exhibit 4.15 of the Registration Statement on Form 10 as filed on July 18, 2008

99.11	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated May 30, 2001, incorporated by reference to Exhibit 4.14 of the Registration Statement on Form 10 as filed on July 18, 2008

99.12	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.7% Non-Cumulative Preferred Stock (par value $1.00 per share), dated October 30, 2001, incorporated by reference to Exhibit 4.16 of the Registration Statement on Form 10 as filed on July 18, 2008

99.13	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 17, 2006, incorporated by reference to Exhibit 4.18 of the Registration Statement on Form 10 as filed on July 18, 2008

99.14	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.42% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 17, 2006, incorporated by reference to Exhibit 4.19 of the Registration Statement on Form 10 as filed on July 18, 2008

99.15	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.9% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated October 16, 2006, incorporated by reference to Exhibit 4.20 of the Registration Statement on Form 10 as filed on July 18, 2008

99.16	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.57% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated January 16, 2007, incorporated by reference to Exhibit 4.21 of the Registration Statement on Form 10 as filed on July 18, 2008

99.17	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.66% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated April 16, 2007, incorporated by reference to Exhibit 4.22 of the Registration Statement on Form 10 as filed on July 18, 2008

99.18	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.02% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 24, 2007, incorporated by reference to Exhibit 4.23 of the Registration Statement on Form 10 as filed on July 18, 2008

99.19	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.55% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated September 28, 2007, incorporated by reference to Exhibit 4.24 of the Registration Statement on Form 10 as filed on July 18, 2008

99.20	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated December 4, 2007, incorporated by reference to Exhibit 4.25 of the Registration Statement on Form 10 as filed on July 18, 2008

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye

Senior Vice President and Deputy General Counsel, Corporate Affairs

Date: September 24, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated April 23, 1996, incorporated by reference to Exhibit 4.2 of the Registration Statement on Form 10 as filed on July 18, 2008

99.2	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5% Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 1998, incorporated by reference to Exhibit 4.4 of the Registration Statement on Form 10 as filed on July 18, 2008

99.3	Amended and Restated Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated September 29, 1998, incorporated by reference to Exhibit 4.6 of the Registration Statement on Form 10 as filed on July 18, 2008

99.4	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.1% Non-Cumulative Preferred Stock (par value $1.00 per share), dated September 23, 1998, incorporated by reference to Exhibit 4.5 of the Registration Statement on Form 10 as filed on July 18, 2008

99.5	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.79% Non-Cumulative Preferred Stock (par value $1.00 per share), dated July 21, 1999, incorporated by reference to Exhibit 4.9 of the Registration Statement on Form 10 as filed on July 18, 2008

99.6	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated November 5, 1999, incorporated by reference to Exhibit 4.10 of the Registration Statement on Form 10 as filed on July 18, 2008

99.7	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated January 26, 2001, incorporated by reference to Exhibit 4.11 of the Registration Statement on Form 10 as filed on July 18, 2008

99.8	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 2001, incorporated by reference to Exhibit 4.12 of the Registration Statement on Form 10 as filed on July 18, 2008

99.9	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.81% Non-Cumulative Preferred Stock (par value $1.00 per share), dated March 23, 2001, incorporated by reference to Exhibit 4.13 of the Registration Statement on Form 10 as filed on July 18, 2008

99.10	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6% Non-Cumulative Preferred Stock (par value $1.00 per share), dated May 30, 2001, incorporated by reference to Exhibit 4.15 of the Registration Statement on Form 10 as filed on July 18, 2008

99.11	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Preferred Stock (par value $1.00 per share), dated May 30, 2001, incorporated by reference to Exhibit 4.14 of the Registration Statement on Form 10 as filed on July 18, 2008

99.12	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.7% Non-Cumulative Preferred Stock (par value $1.00 per share), dated October 30, 2001, incorporated by reference to Exhibit 4.16 of the Registration Statement on Form 10 as filed on July 18, 2008

99.13	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Rate, Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 17, 2006, incorporated by reference to Exhibit 4.18 of the Registration Statement on Form 10 as filed on July 18, 2008

99.14	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.42% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 17, 2006, incorporated by reference to Exhibit 4.19 of the Registration Statement on Form 10 as filed on July 18, 2008

99.15	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.9% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated October 16, 2006, incorporated by reference to Exhibit 4.20 of the Registration Statement on Form 10 as filed on July 18, 2008

99.16	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.57% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated January 16, 2007, incorporated by reference to Exhibit 4.21 of the Registration Statement on Form 10 as filed on July 18, 2008

99.17	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 5.66% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated April 16, 2007, incorporated by reference to Exhibit 4.22 of the Registration Statement on Form 10 as filed on July 18, 2008

99.18	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.02% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated July 24, 2007, incorporated by reference to Exhibit 4.23 of the Registration Statement on Form 10 as filed on July 18, 2008

99.19	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.55% Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated September 28, 2007, incorporated by reference to Exhibit 4.24 of the Registration Statement on Form 10 as filed on July 18, 2008

99.20	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock (par value $1.00 per share), dated December 4, 2007, incorporated by reference to Exhibit 4.25 of the Registration Statement on Form 10 as filed on July 18, 2008